United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2021 (December 21, 2021)

Gardiner Healthcare Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41185	86-2899992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3107 Warrington Road

Shaker Heights, OH 44120

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 633-6708

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one share of Common Stock, par value $0.0001 per share, and one Redeemable Warrant	GDNRU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share, included as part of the Units	GDNR	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each exercisable for one share of Common Stock for $11.50 per share	GDNRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2021, the registration statement (File No. 333-260422) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Gardiner Healthcare Acquisitions Corp., a Delaware corporation (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

In connection therewith, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 21, 2021, by and between the Company and Chardan Capital Markets LLC (“Chardan”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference;
●	A Business Combination Marketing Agreement, dated December 21, 2021, by and between the Company and Chardan, a copy of which is attached as Exhibit 1.2 hereto and incorporated by reference;
●	A Warrant Agreement, dated December 21, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference;
●	A Letter Agreement, dated December 21, 2021, by and among the Company, Gardiner Healthcare Holdings, LLC, a Delaware limited liability company (“Gardiner Healthcare”), Chardan Gardiner LLC, a Delaware limited liability company (“Chardan Gardiner”), and CCMAUS Pty Ltd., an Australian company (“CCMAUS”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;
●	A Letter Agreement, dated December 21, 2021, by and among the Company, its officers and its directors, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;
●	An Investment Management Trust Agreement, dated December 21, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference;
●	A Stock Escrow Agreement, dated December 21, 2021, by and among the Company, CST, as escrow agent, and each of the initial stockholders of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference;
●	A Registration and Stockholder Rights Agreement, dated December 21, 2021, by and among the Company and each of the initial stockholders of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference;
●	Indemnity Agreements, dated December 21, 2021, by and between the Company and each of the directors and officers of the Company, copies of which are attached as Exhibit 10.6 hereto and incorporated by reference;
●	An Administrative Services Agreement, dated December 21, 2021, by and between the Company and Gardiner Healthcare, a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference;
●	A Private Placement Warrants Purchase Agreement, dated December 21, 2021, by and between the Company and Gardiner Healthcare, a copy of which is attached as Exhibit 10.8 hereto and incorporated by reference;
●	A Private Placement Warrants Purchase Agreement, dated December 21, 2021, by and between the Company and Chardan Gardiner, a copy of which is attached as Exhibit 10.9 hereto and incorporated by reference; and
●	A Private Placement Warrants Purchase Agreement, dated December 21, 2021, by and between the Company and CCMAUS, a copy of which is attached as Exhibit 10.10 hereto and incorporated by reference.

On December 27, 2021, the Company consummated the IPO of 7,500,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), and one redeemable warrant (each, a “Warrant”), with each whole Warrant entitling its holder to purchase one share of Common Stock at a price of $11.50. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $75,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,125,000 additional Units to cover over-allotments, if any.

As of December 27, 2021, a total of $75,750,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of December 27, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with (i) Gardiner Healthcare of 3,337,500 Warrants (the “Gardiner Healthcare Warrants”) to purchase 3,337,500 shares of Common Stock, (ii) Chardan Gardiner of 572,143 Warrants (the “Chardan Gardiner Warrants”) to purchase 572,143 shares of Common Stock, and (iii) CCMAUS of 540,357 Warrants (the “CCMAUS Warrants”; together with the Gardiner Healthcare Warrants and the Chardan Gardiner Warrants, collectively, the “Private Warrants”) to purchase 540,357 shares of Common Stock, each at a price of $1.00 per Private Warrant, generating total proceeds of $4,450,000.

The Private Warrants are identical to the Warrants sold in the IPO except that the Private Warrants, so long as they are held by the initial purchasers or their respective permitted transferees, (i) will not be redeemable by the Company, (ii) may not, subject to certain limited exceptions, be transferred, assigned, or sold by the initial purchaser until 30 days after the completion of the Company’s business combination, and (iii) may be exercised by the holders on a cashless basis. No underwriting discounts or commissions were paid with respect to such sale.

The Company issued the Private Warrants pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events

A total of $75,750,000, comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Private Warrants, was placed in a U.S.-based trust account maintained by CST, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest that may be needed to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination within 12 months (or up to 18 months, as applicable) from the closing of the IPO and (ii) a redemption to public stockholders prior to any voluntary winding-up in the event the Company does not consummate its initial business combination within the applicable period.

On December 21, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 27, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 21, 2021, by and between the Registrant and Chardan Capital Markets LLC.
1.2	Business Combination Marketing Agreement, dated December 21, 2021, by and between the Registrant and Chardan Capital Markets LLC.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated December 21, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company.
10.1	Letter Agreement, dated December 21, 2021, by and among the Registrant, Gardiner Healthcare, Chardan Gardiner and CCMAUS.
10.2	Letter Agreement, dated December 21, 2021, by and among the Registrant and the Registrant’s officers and directors.
10.3	Investment Management Trust Agreement, dated December 21, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company.
10.4	Stock Escrow Agreement, dated December 21, 2021, by and among the Registrant, Continental Stock Transfer & Trust Company and each of the initial stockholders of the Registrant.
10.5	Registration and Stockholder Rights Agreement, dated December 21, 2021, by and among the Registrant and each of the initial stockholders of the Registrant.
10.6	Indemnity Agreements, dated December 21 2021, by and among the Registrant and each of the directors and officers of the Registrant.
10.7	Administrative Services Agreement, dated December 21, 2021, by and between the Registrant and Gardiner Healthcare.
10.8	Private Placement Warrants Purchase Agreement, dated December 21, 2021, by and between the Registrant and Gardiner Healthcare.
10.9	Private Placement Warrants Purchase Agreement, dated December 21, 2021, by and between the Registrant and Chardan Gardiner.
10.10	Private Placement Warrants Purchase Agreement, dated December 21, 2021, by and between the Registrant and CCMAUS.
99.1	Press Release, dated December 21, 2021
99.2	Press Release, dated December 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDINER HEALTHCARE ACQUISITIONS CORP.

By:	/s/ Marc F. Pelletier
	Name:	Marc F. Pelletier
	Title:	Chief Executive Officer

Dated: December 27, 2021